January 23, 2013 January 23, 2013 Exhibit 99.2 FY13 Q2 Conference Call

Forward-Looking
Forward-Looking
Statement
Statement
Statements in this release that are not historical are forward-looking and are subject to various risks and uncertainties that could cause actual results to vary materially from those stated.  Words such as
“expect,” “anticipate,” “outlook,” “forecast,” “could,” “project,” “intend,” “plan,” “continue,” “believe,”
“seek,” “estimate,” “should,” “may,” “assume,” “potential,” variations of such words and similar expressions are used to identify these forward-looking statements.  Forward-looking statements are based on currently available information and include, among others, the discussion under
“Outlook.”  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Respective risks, uncertainties, and assumptions that could affect the outcome or results of operations are described in Part 1, Item 1A of our Annual Report on Form 10-K for the year ended June 30, 2012, and the Form 10-Q for the quarter ended September 30, 2012, which is incorporated by reference and in other reports that Molex files or furnishes with the Securities and Exchange Commission.
We have based our forward-looking statements on our management’s beliefs and assumptions based on information available to management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-
looking statements. Reference is made in particular to forward-looking statements regarding growth strategies, industry trends, global economic conditions, success of customers, cost of raw materials, value of inventory, availability of credit, foreign currency exchange rates, labor costs, protection of intellectual property, cost reduction initiatives, acquisition synergies, manufacturing strategies, product development introduction and sales, regulatory changes, competitive strengths, income tax fluctuations, natural disasters, unauthorized access to data, government investigations and outcomes of legal proceedings. Except as required under the federal securities laws, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this report, whether as a result of new information, future events, changes in assumptions, or otherwise.

In Molex Incorporated’s (“Molex” or the “Company”) conference call on January
23, 2013 regarding the Company’s financial results for the second fiscal quarter ended December 31, 2012 and the following slides, Molex may refer to non-GAAP financial measures to describe earnings for such periods excluding the items referenced in the relevant slides used during this conference call.  This is in addition to disclosing the most directly comparable measure for such periods determined in accordance with generally accepted accounting principles, or GAAP.
Molex believes that these non-GAAP financial measures provide useful information to investors because they provide information about the estimated financial performance of Molex’s ongoing business and provide for greater transparency of supplemental information used by management in its financial and operational decision-making.  These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.  Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
Investors are encouraged to review the relevant slides reconciling the non-GAAP financial measures intended to be used in the conference call to the most comparable
GAAP measure.

Record revenue More normal seasonal order pattern Investments in the future Record operating metrics Page 3 Page 3 FY13 Q2 Summary FY13 Q2 Summary

Page 4 Page 4 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 $936 $858 $837 $859 $917 $968 $910 $815 $873 $901 $944 $920 Revenue Orders Revenue / Order Trend Revenue / Order Trend Q2 Book-to-Bill 0.95 to 1

REVENUE ORDERS
Sequential
Change
YOY
Change
%
Total
Sequential
Change
YOY
Change
%
Total
Automotive 3% 15% 16% 3% 17% 17%
Infotech 11% 31% 28% (3)% 26% 27%
Telecom 15% 15% 27% (2)% 19% 26%
Consumer
Elect.
(9)% (11)% 14% (15)% (13)% 14%
Industrial (9)% (4)% 11% (5)% (5)% 11%
Medical /
Military
31% 54% 4% 38% 64% 5%
TOTAL 6% 13% 100% (3)% 13% 100%

Change in Revenue / Orders
Change in Revenue / Orders
By Industry –
By Industry –
December Quarter
December Quarter

Quarter Ended
Dec 2012 Sep 2012 Dec 2011
Net revenue $967.7 $916.9 $857.6
Gross margin 29.9% 29.3% 30.7%
SG&A $181.0 $163.1 $163.1
Unauthorized activities in Japan $1.6 $2.6 $2.7
Income from operations $106.5 $102.7 $97.1
Interest (expense) net $(1.1) $(0.8) $(2.1)
Other (expense) income $(3.2) $1.2 $1.5
Effective tax rate 31.1% 30.8% 33.7%
Net income $70.4 $71.3 $64.0
Earnings per diluted share $0.39 $0.40 $0.36
(US$ in millions, except per-share data)

Financial Summary
Financial Summary

Quarter Ended
Dec 2012 Sep 2012 Dec 2011
Cash and marketable securities $716.8 $702.1 $618.6
Total debt* $341.9 $221.2 $320.5
Net cash $374.9 $480.9 $298.1
Receivable days outstanding 67 days 69 days 71 days
Inventory days outstanding 83 days 84 days 91 days
Return on net assets** 19.1% 18.7% 20.6%
Research and development $47.9 $46.3 $44.8
(US$ in millions)
*Total debt equals long-term debt plus current portion of long-term debt and short-term loans, less current portion of capital leases

**See GAAP to non-GAAP reconciliation
Balance Sheet and Operating Metrics
Balance Sheet and Operating Metrics

US $ in millions
0
20
40
60
80
100
Free Cash Flow Trend
Free Cash Flow Trend
Q2 12 Q3 12 Q4 12 Q1 13 Q2 13
Cash Flow From Operations $141.0 $138.9 $143.3 $167.4 $87.2
Less:  Capital Expenditures $52.3 $54.4 $77.7 $69.4 $78.6
Free Cash Flow (non-GAAP measure) $88.7 $84.5 $65.6 $98.0 $8.6
Q2 12 Q3 12 Q4 12 Q1 13 Q2 13
Free Cash Flow
Net Income

March Fiscal Quarter Revenue $900 to $930 million EPS $0.33 to $0.37 Assumes – 30% to 32% effective tax rate – Constant foreign exchange rates and commodity prices Page 9 Page 9 Outlook Outlook

Quarter Ended
Dec
2012
Sep
2012
Jun
2012
Mar
2012
Dec
2011
Income from
operations
$106,515 $102,735 $92,948 $88,802 $97,141
Unauthorized
activities in Japan
1,627 2,561 3,093 2,521 2,723
Non-GAAP income
from operations
$108,142 $105,296 $96,041 $91,323 $99,864
(US$ in thousands)
Non-GAAP income from operations is a non-GAAP financial measure.  We refer to non-GAAP income from operations to describe income from operations excluding the items referenced above.  We believe that non-
GAAP income from operations provides useful information to investors because it provides information about the estimated financial performance of Molex’s ongoing business.  Non-GAAP income from operations is used by management in its financial and operational decision-making and evaluation of overall operating performance and segment level core operating performance.  Non-GAAP income from operations may be different from similar measures used by other companies.
RONA =
Non-GAAP Measure
Non-GAAP Measure
Fixed assets + Inventory + A/R – A/P
Operating income excluding restructuring and special charges